Exhibit 32.1

LZG INTERNATIONAL, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of LZG International, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

•	the annual report on Form 10-K of the Company for the year ended May 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2013	/s/ Greg L. Popp Greg L. Popp Principal Executive Officer Principal Financial Officer